SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
FRANKLIN CALIFORNIA TAX-FREE TRUST
FRANKLIN CUSTODIAN FUNDS, INC.
FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN MANAGED TRUST
FRANKLIN MUNICIPAL SECURITIES TRUST
FRANKLIN MUTUAL SERIES FUND INC.
FRANKLIN NEW YORK TAX-FREE INCOME FUND
FRANKLIN NEW YORK TAX-FREE TRUST
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
FRANKLIN STRATEGIC SERIES
FRANKLIN TAX-FREE TRUST
FRANKLIN TEMPLETON FUND ALLOCATOR SERIES	FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON INTERNATIONAL TRUST
FRANKLIN TEMPLETON MONEY FUND TRUST
FRANKLIN VALUE INVESTORS TRUST
INSTITUTIONAL FIDUCIARY TRUST
TEMPLETON CHINA WORLD FUND
TEMPLETON DEVELOPING MARKETS TRUST
TEMPLETON FUNDS, INC.
TEMPLETON GLOBAL SMALLER COMPANIES FUND
TEMPLETON GROWTH FUND, INC.
TEMPLETON INCOME TRUST
TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN MONEY FUND
FRANKLIN TAX-EXEMPT MONEY FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareholders of Franklin Templeton Funds recently received a proxy solicitation, which includes several important proposals concerning the Funds. Shareholders that have not already done so are strongly encouraged to vote by mail, by telephone, or by website. Please refer to the proxy statement for more detailed voting instructions. If you have questions or are unable to locate your proxy statement, please contact the proxy solicitor, ADP, toll free at 877-777-3418. Thank you for choosing Franklin Templeton Investments.